INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Taxes [Abstract]
INCOME TAXES	INCOME TAXES
The major components of income tax expense for the years ended December 31, 2022 and 2021 are set out below:

FOR THE YEARS ENDED DEC. 31 (MILLIONS)	2022	2021
Current income tax expense	$1,278	$1,114
Deferred income tax expense / (recovery)
Origination and reversal of temporary differences	690	1,044
Recovery arising from previously unrecognized tax assets	(447)	(251)
Change of tax rates and new legislation	(52)	417
Total deferred income tax expense	191	1,210
Income tax expense	$1,469	$2,324
The company’s Canadian domestic statutory income tax rate has remained consistent at 26% throughout both of 2022 and 2021. The company’s effective income tax rate is different from the company’s domestic statutory income tax rate due to the following differences set out below:

FOR THE YEARS ENDED DEC. 31	2022	2021
Statutory income tax rate	26%	26%
(Reduction) increase in rate resulting from:
Change in tax rates and new legislation	(1)	3
International operations subject to different tax rates	3	(1)
Taxable income attributable to non-controlling interests	(3)	(10)
Portion of gains subject to different tax rates	(2)	(3)
Recognition of deferred tax assets	(6)	(2)
Non-recognition of the benefit of current year’s tax losses	3	2
Other	2	1
Effective income tax rate	22%	16%
Deferred income tax assets and liabilities as at December 31, 2022 and 2021 relate to the following:

AS AT DEC. 31 (MILLIONS)	2022	2021
Non-capital losses (Canada)	$1,666	$1,339
Capital losses (Canada)	77	53
Losses (U.S.)	3,959	3,561
Losses (International)	1,814	1,474
Difference in basis	(27,303)	(23,415)
Total net deferred tax liabilities	$(19,787)	$(16,988)
The aggregate amount of temporary differences associated with investments in subsidiaries for which deferred tax liabilities have not been recognized as at December 31, 2022 is approximately $9 billion (2021 – approximately $9 billion).
The company regularly assesses the status of open tax examinations and its historical tax filing positions for the potential for adverse outcomes to determine the adequacy of the provision for income and other taxes. The company believes that it has adequately provided for any tax adjustments that are more likely than not to occur as a result of ongoing tax examinations or historical filing positions.
The dividend payment on certain preferred shares of the company results in the payment of cash taxes in Canada and the company obtaining a deduction based on the amount of these taxes.
The following table details the expiry date, if applicable, of the unrecognized deferred tax assets:

AS AT DEC. 31 (MILLIONS)	2022	2021
One year from reporting date	$29	$8
Two years from reporting date	11	30
Three years from reporting date	12	15
After three years from reporting date	672	487
Do not expire	1,833	1,891
Total	$2,557	$2,431
The components of the income taxes in other comprehensive income for the years ended December 31, 2022 and 2021 are set out below:

FOR THE YEARS ENDED DEC. 31 (MILLIONS)	2022	2021
Revaluation of property, plant and equipment	$1,187	$1,549
Financial contracts and power sale agreements	315	89
Fair value through OCI securities	(127)	83
Foreign currency translation	87	(21)
Revaluation of pension obligation	61	71
Total deferred tax in other comprehensive income	$1,523	$1,771